UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

April 1, 2026

McCormick & Co Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	Maryland	21031
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC-V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 1, 2026, McCormick & Company, Incorporated (the “Registrant”) held its Annual Meeting of Stockholders, at which (i) directors were elected, (ii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2026, was ratified, and (iii) the compensation paid to the Registrant’s Named Executive Officers was approved in an advisory vote. The proposals are described in detail in the Registrant's Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1.Registrant’s stockholders elected eleven directors to the Registrant’s Board of Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstained	Broker Non-Votes
Anne L. Bramman	6,924,912	375,824	80,220	4,310,449
Michael A. Conway	6,787,426	516,205	77,325	4,310,449
Richard A. Dierker	7,064,962	227,029	88,965	4,310,449
Brendan M. Foley	6,930,100	371,075	79,781	4,310,449
Gavin D. Hattersley	7,064,497	227,208	89,251	4,310,449
Michael D. Mangan	6,747,748	469,546	163,662	4,310,449
Margaret M.V. Preston	6,739,148	563,674	78,134	4,310,449
Gary M. Rodkin	7,025,254	273,162	82,540	4,310,449
Valarie L. Sheppard	7,035,372	256,826	88,758	4,310,449
Jacques Tapiero	7,038,809	259,467	82,680	4,310,449
Terry S. Thomas	6,936,032	355,399	89,525	4,310,449

2. Registrant’s stockholders ratified the Appointment of Ernst & Young LLP as the Registrant’s Independent Registered Public Accounting firm for the fiscal year ending November 30, 2026. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
11,535,004	78,347	78,054	0

3. Registrant’s stockholders approved in an advisory (non-binding) vote the compensation paid to the Registrant’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,948,728	280,800	151,428	4,310,449

No other matters were submitted for stockholder action.

Exhibit Number     Description
104            Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: April 3, 2026	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary